                                                                    Exhibit 10.7


                            SHARE PURCHASE AGREEMENT

                                  (INDIVIDUALS)

                  THIS SHARE PURCHASE AGREEMENT (the "AGREEMENT") is dated as of February 1, 2000, by and among (i) GIVEN IMAGING LTD., an Israeli private company, PC#51- 257802-2, with its principal offices at Bldg. 7, New Industrial Park, Yoqneam 20692 (the "COMPANY"), and (ii) those individuals whose name appear in SCHEDULE A hereof and who have executed a counterpart signature page hereof, severally and not jointly (each of them a "PURCHASER", and collectively, the "PURCHASERS").

                  Recitals:

                  1st. The Company requires financing in the aggregate amount as set forth in SCHEDULE A hereof; and

                  2nd. Each Purchaser wishes to subscribe for and purchase from the Company, and the Company wishes to offer and sell to each such Purchaser, Purchased Shares (as defined below) in consideration for the amount specified opposite to such Purchaser's name in SCHEDULE A hereto, and pursuant to the terms and conditions as set forth in herein; and

                  3rd. The Company and Purchasers wish not to negotiate the purchase price for the securities to be purchased hereunder but use the price and company-value determined at arms' length capital raising transactions between the Company and non-affiliated investors, which, (i) if such transaction DOES NOT occur within a certain period specified herein, then such price shall be the same as determined in the Company's last capital raising transaction with non affiliated investors, and (ii) if such transaction DOES occur within such period, then such price shall be based on the Company's value in such transaction discounted by 5% per month (calculated on a daily basis) from the date on which the terms of this investment were concluded and the closing of such capital raising transaction (up to a maximum total discount of 25%), to reflect the additional risk associated with the Purchasers' current investment hereunder until the Company secures itself sufficient financing to complete certain critical phases;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follows:

           1. CERTAIN DEFINITIONS. In this agreement the following terms shall have the respective meaning set opposite thereto:


               "CAPITAL TRANSACTION" shall mean the first to occur, following the date of this Agreement, transaction or a series of related transactions in which the Company shall sell any class of its Securities, directly or indirectly, for an aggregate consideration of $3,000,000 or more.

               "DISCOUNT FACTOR" shall mean the lower of (i) 0.25 and (ii)
0.00166 times the number of days to elapse from January 31, 2000 and until the closing of the Capital Transaction.

                  "DOLLAR" or "$" shall mean one United States Dollar.

               "LAST REFERENCE DATE" shall mean December 31, 2000, or, if a definitive agreement for a Capital Transaction is signed prior to such date, then the last date on which pursuant to such agreement the closing of such Capital Transaction may take place.

               "LIENS" shall mean any third party right or claim, including but not limited to, any mortgage, pledge, lien, encumbrance, charge or other security interest of whatever type or description, and any option, license, lease, preemptive right, purchase right, right of first refusal or any other rights of third parties of whatever nature, type or description, except only as may be provided for under the Articles of Association of the Company and in accordance with Section 3.2 below.

               "ORDINARY SHARES" shall mean Ordinary Shares of the Company, par value NIS 0.01 per share, bearing the rights, privileges and restrictions as set forth under the Articles of Association of the Company.

               "ORDINARY SHARE PRICE" shall mean $7.61 (seven Dollars and sixty-one cents) per share, subject to equitable adjustments determined by the Board of Directors of the Company for any bonus shares, stock splits or consolidations or other capital reorganizations or restructuring pursuant to which the outstanding share capital of the Company is divided into a different number of shares.

               "PREFERRED SHARES" shall mean Preferred Shares of the Company, par value NIS 0.01 per share, or an equivalent thereof, regardless of its name or denomination, but in any case bearing such rights, privileges and restrictions as stipulated by Section 3.2 below.

               "PREFERRED SHARE PRICE" shall mean (i) the aggregate purchase price paid in the Capital Transaction in consideration for any Securities of the Company issued or sold in such transaction, divided by (ii) the aggregate number of shares of the Company's share capital to be issued or sold in such transaction, and multiplied by (iii) one minus the Discount Factor.

               "PURCHASED SHARES" shall mean either Preferred Shares or Ordinary Shares as shall be purchased pursuant to Section 2.2 hereof.

                  "REPRESENTATIVE RATE" shall mean the representative rate of exchange of one Dollar to New Israeli Shekels, as last published by the Bank of Israel prior to the date of payment of or reference to any amount quoted in this Agreement in Dollars.

               "SECURITIES" shall mean any shares of the share capital of the Company, of any denomination or class, and any options, warrants, rights or instruments exercisable to, convertible into or otherwise to acquire, any such shares of the Company.

               "TRANSACTION SHARE PRICE" shall mean the Preferred Share Price or the Ordinary Share Price, according to the class of the Purchased Shares to be purchased pursuant to Section 2.2 hereof.

           2.     ISSUANCE AND PURCHASE OF SHARES.

                  2.1 ISSUANCE AND PURCHASE OF SHARES. Upon the terms and subject to the conditions as set forth in this Agreement, the Company hereby agrees with each Purchaser, and each Purchaser agrees with the Company, separately and independently from the other Purchasers, that in consideration of payment by such Purchaser to the Company of the amount specified opposite to such Purchaser's name in SCHEDULE A hereof (the "PURCHASE PRICE"), the Company shall issue, sell and deliver to such Purchaser, and such Purchaser shall receive and accept from the Company, duly authorized, validly issued, fully-paid and non-assessable Purchased Shares, free and clear of any and all Liens, and in a number equal to such Purchaser's Purchase Price divided by the Transaction Share Price (rounded to the nearest whole number).

                  2.2 PURCHASED SHARES. (i) If the closing of the Capital Transaction occurs on or prior to the Last Reference Date, the Purchased Shares shall be Preferred Shares, and (ii) if no Capital Transaction is consummated on or prior to the Last Reference Date, the Purchased Shares shall be Ordinary Shares.

                  2.3 CLOSING. The consummation of the transactions contemplated by this Section 2 (the "CLOSING") shall take place and be consummated between the Company and each Purchaser, whether together with or independently from any other Purchasers, in two parts (the "FIRST CLOSING" and the "SECOND CLOSING", respectively). The First Closing, for the payment of the Purchase Price, shall take place (i) within seven (7) business days following the execution of this Agreement by both the Company and such Purchaser, or (ii) at any other time as shall be agreed between the Company and such Purchaser (the "FIRST CLOSING DATE"). The Second Closing, for the issuance and delivery of the Purchased Shares to such Purchaser, shall take place upon, or, if not practicable, then as soon as practicable after, the earlier to occur between (i) the closing of the Capital Transaction and (ii) the Last Reference Date, and in each case subject to the prior satisfaction of all the conditions precedent as set forth in this Agreement (the "SECOND CLOSING DATE"). The Second Closing and shall take place at the offices of Zellermayer, Pelossof, at Europe House, 37 King Shaul Blvd., Tel-Aviv, commencing at 10:00 a.m. or any other place to be agreed between the Company and such Purchaser.

                  2.4    CLOSING DELIVERABLES.

                         (a)     PAYMENT OF PURCHASE PRICE. Each Purchaser, upon
the First Closing therewith, shall pay to the Company the Purchase Price applicable to such Purchaser, in cash, by a bank transfer to the Company's bank account specified in SCHEDULE B hereto, and at the Company's request shall provide the Company with copies of instructions or other evidence reasonably satisfactory to the Company of the net transfer of the funds to the Company's account. Payment may be made either in Dollars or in NIS calculated according to the Representative Rate.

                         (b)     DELIVERY OF SHARES. Upon the Second Closing
with each Purchaser, the Company shall issue and deliver to such Purchaser, in consideration for the Purchase Price paid thereby at the First Closing, Purchased Shares, duly authorized, validly issued, fully-paid, non-assessable and free and clear of all Liens, and in the number purchased by such Purchaser as provided by Section 2.1 above, and the Company shall further deliver to such Purchaser any other Securities to which such Purchaser may be entitled pursuant to Section 3.1 hereof, share certificate or certificates representing the Purchased Shares and instruments evidencing such other Securities, if any. Against receipt of the Purchased Shares, each Purchaser shall execute and deliver to the Company a proxy pursuant to Section 3.3 hereof.

                  2.5    CONDITIONS TO SECOND CLOSING.

                         (a)     GOVERNMENTAL APPROVALS. If the issue and sale
of Purchased Shares to any particular Purchaser will require the grant or receipt of any consent or approval of any governmental or administrative authority, then the Second Closing shall not earlier than the grant or receipt of such consent or approval, as the case may be, and each of the Company and the Purchaser for whom such consent or approval is necessary shall exercise its respective best efforts, do all reasonable things necessary on its part, including, if necessary and after exhausting all other alternatives, agree to any reasonable and immaterial changes in the of the non-financial terms of this Agreement and solely as between the Company and such Purchaser, in order to obtain such consent or approval. Without limiting the foregoing, Purchasers who are not Israeli residents will, if required, as a condition for the Second Closing, execute and deliver an undertaking to comply with the provisions of the Israeli Law of Encouragement of Investments in Research and Development in the Industry, 1984, in form satisfactory to the Chief Scientist of the Ministry of Industry and Commerce.

                         (b)     SECURITIES ACT REPRESENTATION. Each Purchaser
shall have delivered to the Company an executed statement in the form contained in SCHEDULE C hereto.


           3. CERTAIN COVENANTS. The Company and each Purchaser hereby agree and undertake to each other as follows:

                  3.1 TERMS AND CONDITIONS OF THE CAPITAL TRANSACTION. Each Purchaser shall have all rights and benefits whatsoever as the investors who are direct parties to the Capital Transaction, including the same representations, warranties and covenants, and be subject to the same undertakings and covenants as such investors other than undertakings and covenants for payment of any kind in respect of the Purchased Shares in addition to the Purchase Price hereunder. If in such Capital Transaction the Company shall issue more than one class or type of Securities, then each Purchaser shall receive, upon the Second Closing and for no additional consideration, Securities of the same or the equivalent classes or types and under the same conditions and terms, including in the same proportions, as the investors in such Capital Transaction shall receive.

                  3.2 RIGHTS OF THE PREFERRED SHARES. Without derogating from the provisions of Section 3.1 above, the Preferred Shares to be issued to each Purchaser pursuant to this Agreement shall bear the same rights, privileges and restrictions as the shares to be issued at the Capital Transaction; PROVIDED, HOWEVER, that the Company may allocate to the Purchasers a class of shares which is separate from the class of shares to be issued in such Capital Transaction, but otherwise the two classes shall be identical.

                  3.3 GRANT OF PROXY. Upon the Second Closing, each Purchaser (who at such time does not hold any voting security of the Company) shall appoint RDC Rafael Development Corporation Ltd. as his proxy to vote all Purchased Shares and other Securities that may be issued to him at the Second Closing and other voting securities of the Company that may be thereafter issued to such Purchaser in respect thereof (and if such proxy will request to discontinue the appointment, then the Company and the Purchasers holding the majority of Preferred Shares under which the appointment of such proxy was made, shall mutually agree on a substitute). The instrument of proxy shall be irrevocable, shall be in a form designated by the Board of Directors of the Company and will automatically expire upon the earlier of (i) the closing of any initial public offering of any Securities of the Company, and (ii) the sale of all or substantially all of the outstanding shares of the Company.

                  3.4 AMENDMENTS. Technical changes in the terms of this Agreement which shall be required to facilitate the Capital Transaction may be made unilaterally by the Board of Directors of the Company acting unanimously. Notwithstanding the foregoing, any change or amendment which may adversely effect the Purchasers' rights pursuant to this Agreement or the Capital Transaction may be made only with the written consent of Purchasers holding or entitled to receive the majority of Purchased Shares issued or issuable pursuant to this Agreement; PROVIDED, HOWEVER, that no change or amendment shall be made to this Agreement which would have the effect of reducing the financial value of the any Purchaser's rights hereunder without the express written consent of such Purchaser.

                  3.5 OTHER TRANSACTIONS. If at any time between the consummation of the First and the Second Closing with any Purchaser, the Company and/or its shareholders enter into a definitive agreement for the issuance or sale of Securities constituting immediately thereafter a majority of the outstanding shares of the Company or for the sale, license or other disposition of substantially all of its assets, or the merger of the Company with or consolidation into another entity or a similar form of corporate reorganization where the Company is not the surviving entity (any of the foregoing hereinafter referred to as, an "OTHER TRANSACTION"), then immediately prior to the closing of such Other Transaction, and in lieu of the issuance of Purchased Shares as contemplated by Section 2 of this Agreement, the Company shall issue and deliver to each Purchaser who has performed its obligations at the First Closing, duly authorized, validly issued, fully paid and non assessable Ordinary Shares, in a number reflecting a twenty-five percent (25%) discount on the Company value at which the Company reasonably anticipates at the date hereof to be valued in a Capital Transaction, had it occurred prior to such Other Transaction.

           4. REPRESENTATION AND WARRANTIES BY PURCHASERS. Each Purchaser hereby represents and warrants to the Company the following to be true and correct:

                  4.1 Such Purchaser hereby acquires the Preferred Shares for his own account and not with a view to a distribution or resale of any of such Preferred Shares in violation of any applicable securities laws.

                  4.2 Such Purchaser comes within at least one of the following categories (as indicated above such Purchaser's name in the declaration on the form of SCHEDULE C hereto: (i) Such Purchaser is not a "U.S. Person" (as defined in Rule 902 under the Securities Act, 1933 of the United States; the "SECURITIES ACT"), or (ii) such Purchaser is an "Accredited Investor" (as defined in Rule 501 under the Securities Act).

                  4.3 Such Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments of the type contemplated by this Agreement and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment hereunder. Such Purchaser has had the opportunity to receive all information which he deems relevant for the purpose of his investment, and waives any right or claim with respect to insufficient disclosure of information by the Company or the inadequacy of the Purchased Shares or other Securities issuable hereunder to the purposes of his investment hereunder. Such Purchaser acknowledges and is aware that the Company is a high-tech "start-up" company, that there can be no assurance that the Company will achieve its business or technological goals or projections, that the Company is a private company and therefore no market for the Preferred Shares or the Securities issuable thereunder exists and there can be no assurance that such market will exist in the future, that the investment in the Company involves a high degree of risk, and that he can sustain the loss of his entire investment hereunder.

                  4.4 Such Purchaser agrees that the certificate representing the Purchased Shares and Securities that may be issued by virtue thereof may bear a legend in customary form or in any form substantially as set forth below or such other form that may be required pursuant to the terms of any exemption from registration under any Securities Laws of the United States:

                                             "THE SECURITIES EVIDENCED BY THIS
                            CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, ASSIGNED OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW COVERING SUCH SECURITIES OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO THE CORPORATION INDICATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW."

           5. WAIVER OF PREEMPTIVE RIGHTS. The Company hereby represents and warrants to each Purchaser that all shareholders of the Company having preemptive (or similar) rights with respect to the issuance of the Purchased Shares as contemplated by this Agreement have irrevocably waived such rights.


           6.     MISCELLANEOUS.

                  6.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and cancels any prior understandings, agreements, or representations by or between the parties with respect to the subject matter hereof, written or oral, to the extent they related to the subject matter hereof.

                  6.2 THE PARTIES. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. This Agreement is entered into separately between the Company and each Purchaser who has executed a counterpart signature page thereof, regardless of whether it is executed or not executed by any other Purchaser named herein. No breach, failure to perform or termination of this Agreement by any Purchaser or as between such Purchaser and the Company will affect this Agreement as between the Company and all other Purchasers, among which it shall continue to have full force and effect as a completely independent contract. Accordingly, a

Purchaser may assign its rights under this Agreement to any other person or entity subject only to the written consent of the Company, which may be granted or withheld for any reason. Except as otherwise provided herein, neither party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

                  6.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  6.4 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  6.5 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing, and shall be deemed duly given if (and then five business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                         A.   If to the Company:

                              GIven Imaging Ltd.
                              Building 7
                              New Industrial Park
                              P.O.Box 258
                              Yoqneam 20692 Israel
                              Facsimile: +972-4-959-2466
                              Attention:  Ruben Krupik, Chairman of the Board

                         B.   If to a Purchaser:

                              To the address of such Purchaser as specified opposite to its name in SCHEDULE A hereto.

Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given until the next business day after actual receipt thereof is confirmed by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth. A Purchaser may change such address by notice only to the Company.

                  6.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Israel, without giving effect to any choice or conflict of law provision or rule (whether of the State of Israel or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Israel. Any suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the competent courts situated in the Tel-Aviv District.

                  6.7 AMENDMENT AND WAIVERS. Except as provided in Section 3.4 above, no amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to be a waiver of any other default, misrepresentation or breach of warranty or covenant hereunder.

                  6.8 SEVERABILITY. Any provision of this Agreement will be considered severable and if any such provision is held by any court with competent jurisdiction to be invalid, contrary to or in conflict with any applicable law, then such invalidity, contradiction or conflict will not have any effect upon all other provisions of this Agreement which will continue to be given full force and effect and bind the parties in all respects.

                  6.9 WAIVER OF PREEMPTIVE RIGHTS. Any Purchaser who is a shareholder of the Company and has the right to be offered to participate in the purchase by any other Purchaser of the Purchased Shares and/or any other Securities issuable hereunder, whether under the Company's Articles of Association or otherwise, by executing and delivering a counterpart signature page of this Agreement is irrevocably waiving any such right to be offered or to purchase any such Purchased Shares or other Securities, whether pursuant to this Agreement or under any other agreement in substantially the same form to be entered into by the Company on or about an even date herewith.

                                     * * * *

                           COUNTERPART SIGNATURE PAGE

              IN WITNESS WHEREOF, the Company and the Purchasers have executed this Share Purchase Agreement as of the date first above written.

COMPANY:

                         GIVEN IMAGING LTD.

                                    By: /s/ Dr. G. Meron         Z. Ben-David
                                       --------------------------------------
                                       Name:  Dr. Gavriel Meron  Z. Ben-David
                                       Title: President & CEO    Director

PURCHASERS:

                             /s/ Dr. G. Meron              /s/ R. Krupik
                             -------------------           -------------------
                             Gavriel Meron (Dr.)           Ruben Krupik

/s/ A. Guttman               /s/ Dr. G. Iddan              /s/ S. Oren
-------------------          -------------------           -------------------
Amir Guttman (Dr.)           Gavriel Iddan (Dr.)           Sarah Oren

/s/ A. Rippel                /s/ G. Yahav                  /s/ S. Koninsky
-------------------          -------------------           -------------------
Amir Rippel                  Giora Yahav (Dr.)             Sharon Koninsky

/s/ A. Glukhowski            /s/ J. Kahan                  /s/ S. Friedman
-------------------          -------------------           -------------------
Arkadi Glukhowski (Dr.)      Jonathan Kahan                Shoshana Friedman

/s/ A. Pelossof              /s/ M. Gilreath               /s/ W. Webb
-------------------          -------------------           -------------------
Avi D. Pelossof              Mark Gilreath                 William J. Webb

/s/ D. Adler                 /s/ M. Zellermayer            /s/ Y. Ashery
-------------------          -------------------           -------------------
Doron Adler (Dr.)            Michael Zellermayer           Yoram Ashery

/s/ D. Birger                /s/ O. Zinati                 /s/ Z. Pearl
-------------------          -------------------           -------------------
Doron Birger                 Ofra Zinati                   Zeev Pearl

/s/ D. Avni                  /s/ O. Braun                  /s/ Z. Ben-David
-------------------          -------------------           -------------------
Dov Avni                     Ori J. Braun                  Zvi Ben-David

/s/ Dr. E. Scapa             /s/ P. Halpern                /s/ G. Shalgi
-------------------          -------------------           -------------------
Eytan Scapa (Prof.)          Pablo Halpern                 Giora Shalgi

                                   SCHEDULE A

                    PURCHASERS, PURCHASE PRICE AND ADDRESSES


----------------------------------------------------------------------------------------------------------------------------
                PURCHASER                      PURCHASE PRICE                  ADDRESS                     SIGNATURE
----------------------------------------------------------------------------------------------------------------------------
                                                                  16 Hamshrer Yaacov hacohen St.,          /s/ A. Guttman
Amir Guttman (Dr.)                                     $50,000    Ramat-Gan                                -----------------
I.D. #057996241
----------------------------------------------------------------------------------------------------------------------------
                                                                  8 Golda St., Haifa                       /s/ A. Rippel
Amir Rippel                                            $25,000                                             -----------------
I.D. # 055096671
----------------------------------------------------------------------------------------------------------------------------
                                                                  24/5 Nuriot St., Nesher                  /s/ A. Glukhowski
Arkadi Glukhowski (Dr.)                                $50,000                                             -----------------
I.D. # 016905598
----------------------------------------------------------------------------------------------------------------------------
                                                                  16 Meriam St.,                           /s/ A. Pelossof
Avi D. Pelossof                                        $50,000    Herzelia Pituach                         -----------------
I.D. # 00727457 4
----------------------------------------------------------------------------------------------------------------------------
                                                                  24 Nuriot St., Nesher                    /s/ D. Adler
Doron Adler (Dr.)                                      $30,000                                             -----------------
I.D. # 055455091
----------------------------------------------------------------------------------------------------------------------------
                                                                  4 Ma'abarot St.                          /s/ D. Birger
Doron Birger                                           $15,000    Haifa                                    -----------------
I.D. # 005053819
----------------------------------------------------------------------------------------------------------------------------
                                                                  7 Sucot St.                              /s/ D. Avni
Dov Avni                                               $20,000    Haifa                                    -----------------
I.D. # 006343255
----------------------------------------------------------------------------------------------------------------------------
                                                                  26 Ben Shalom St., Ramat-Hasharon        /s/ E. Scapa
Eytan Scapa (Prof.)                                    $25,000                                             -----------------
I.D. # 008614059
----------------------------------------------------------------------------------------------------------------------------
                                                                  44 Einstein St., Haifa                   /s/ G. Iddan
Gavriel Iddan (Dr.)                                    $50,000                                             -----------------
I.D. # 006998419
----------------------------------------------------------------------------------------------------------------------------
                                                                  21 Weizman St., Petach-Tikva             /s/ G. Meron
Gavriel Meron (Dr.)                                    $50,000                                             -----------------
I.D. # 052411774
----------------------------------------------------------------------------------------------------------------------------
                                                                  11 Bailis St., Haifa                     /s/ G. Yahav
Giora Yahav (Dr.)                                      $50,000                                             -----------------
I.D. # 065084386
----------------------------------------------------------------------------------------------------------------------------
                                                                  27 Got Levin St., Haifa                  /s/ G. Shalgi
Giora Shalgi                                           $10,000                                             -----------------
I.D. # 006154587
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Jonathan Kahan                                         $50,000    Columbia Square, 555 13th  St.,         /s/ J. Kahan
U.S. Passport No.[                ]                               N.W. Washington DC                      ------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  5201 Jupiter Hills Court
Mark Gilreath                                          $25,000    Charlotte, North Carolina               /s/ M. Gilreath
U.S. Passport No.155045953                                        USA 28277                               ------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  4 Jacob Weiss St., Tel-Aviv
Michael Zellermayer                                   $100,000                                            /s/ M. Zellermayer
I.D. # 007476302                                                                                          ------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  2/30 David Asaf St., Haifa
Ofra Zinati                                            $20,000                                            /s/ O. Zinati
I.D. # 057967192                                                                                          ------------------
----------------------------------------------------------------------------------------------------------------------------
Ori J. Braun                                                      12/7 Boier St., Tel-Aviv                /s/ O. Braun
I.D. # 064785470                                       $50,000                                            ------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  63 Rambam St., Ranana                   /s/ P. Halpern
Pablo Halpern                                          $50,000                                            ------------------
I.D.# 016994386
----------------------------------------------------------------------------------------------------------------------------
                                                                  3 Haemek St., Hod-Hasharon              /s/ R. Krupik
Ruben Krupik                                           $30,000                                            ------------------
I.D. # 013482518
----------------------------------------------------------------------------------------------------------------------------
                                                                  Moshav Sali-t
Sarah Oren                                             $15,000                                            /s/ S. Oren
I.D. # 051635662                                                                                          ------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  43a Harishonim St., Kiryat-Haim         /s/ S. Koninsky
Sharon Koninsky                                        $40,000                                            ------------------
I.D. # 028866069
----------------------------------------------------------------------------------------------------------------------------
                                                                  9/11 Ben-Gurion St.                     /s/ S. Friedman
Shoshana Friedman                                      $50,000    Raanana                                 ------------------
I.D. # 068296102
----------------------------------------------------------------------------------------------------------------------------
                                                                  106 Imperial Avenue                     /s/ W. Webb
William J. Webb                                        $35,000    Westport, Connecticut                   ------------------
U.S. Passport No.024891718                                        USA 06880
----------------------------------------------------------------------------------------------------------------------------
                                                                  3 Mivtza Kadesh St., Tel-Aviv           /s/ Y. Ashery
Yoram Ashery                                          $100,000                                            ------------------
I.D. #022223564
----------------------------------------------------------------------------------------------------------------------------
                                                                  4 Omri St.,                             /s/ Z. Pearl
Zeev Pearl                                             $50,000     Tel Aviv 69016                         ------------------
I.D. # 057809261
----------------------------------------------------------------------------------------------------------------------------
                                                                  18 Hazanhanim St., Kiryat-Ata           /s/ Z. Ben-David
Zvi Ben-David                                          $50,000                                            ------------------
I.D. # 056739030
----------------------------------------------------------------------------------------------------------------------------

TOTAL                                               $1,125,000
----------------------------------------------------------------

                                   SCHEDULE B

                                  BANK ACCOUNT

Account Name:          Given Imaging Ltd.

Number:                074600/44

Bank:                  Bank Leumi Le'Israel B.M.

Branch:                729

Swift Code(*):         LEUMI IL IT INT

Please indicate(*):    By Yoqneam Branch (729)






-----------------------------
* For wiring international.

                                   SCHEDULE C

                              SECURITIES ACT, 1933
                              --------------------
                                   (the "Act")

                  I/We hereby represent and warrant that I/We am/are familiar with the definition of "U.S. Person" in Rule 902(k) under the Act* and that I/We am/are not a "U.S. Person" within such definition.


                  SIGNATURE BY A CORPORATION:    Name:
                                                      --------------------------


                                                 By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                  SIGNATURE BY AN INDIVIDUAL:    Name:
                                                      --------------------------


                                                 Signature:
                                                           ---------------------


 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                  I/We hereby represent and warrant that I/We am/are familiar with the definition of "Accredited Investor" in Rule 501(a) under the Act* and that I/We am/are an "Accredited Investor" within such definition.


                  SIGNATURE BY A CORPORATION:    Name:
                                                      --------------------------


                                                 By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                  SIGNATURE BY AN INDIVIDUAL:    Name:
                                                      --------------------------


                                                 Signature:
                                                           ---------------------


-----------------

* The following page contains certain frequently applicable portions of these definitions but which are not exhaustive.

I.     A "U.S. PERSON" (AS DEFINED IN RULE 902(k)) GENERALLY MEANS:

                  1. Any natural person resident in the United States;

                  2. Any partnership or corporation organized or incorporated under the laws of the United States;

                  3. Any estate of which any executor or administrator is a U.S.
            Person;

                  4. Any trust of which any trustee is a U.S. Person;

                  5. Any agency or branch of a foreign entity located in the
            United States;

                  6. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person.

                  7. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                  8. Any partnership or corporation if:

                        (i) Organized or incorporated under the laws of any
                  foreign jurisdiction; and

                        (ii) Formed by a U.S. person principally for the purpose
                  of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned by, accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

II.    AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)) GENERALLY MEANS:

                  1. Any organization described in Section 501(c)(3) of the
            Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  2. Any director or executive officer of the issuer of the
            securities being offered or sold;

                  3. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                  4. Any natural person who has an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;